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                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                             -AllianceBernstein Growth Portfolio
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Supplement dated December 8, 2008 to the Prospectuses dated May 1, 2008 of
AllianceBernstein Variable Products Series Fund, Inc. that offer Class A and Class B shares of AllianceBernstein Growth Portfolio.

The following information supplements certain information in the Portfolio's Prospectuses under the heading "Management of the Portfolios - Portfolio Managers".

The day-to-day management of, and investment decisions for, the AllianceBernstein Growth Portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's industry focused equity analysts in the United States and abroad.

The Adviser's U.S. Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the U.S. Growth senior sector analysts, is responsible for determining the market sectors in which the Portfolio invests and the percentage allocation into each sector.

The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Portfolio's portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:

                              Principal Occupation During the
Employee; Year; Title         Past Five (5) Years
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William D. Baird; since       Senior Vice President of the Adviser, with which
2006; Senior Vice President   he has been associated in a substantially similar
of the Adviser                capacity to his current position since prior to
                              2003.

Frank V. Caruso; since        Senior Vice President of the Adviser, with which
December 2008; Senior Vice    he has been associated in a substantially similar
President of the Adviser      capacity to his current position since prior to
                              2003


Lisa A. Shalett; since        Executive Vice President of the Adviser, with
December 2008; Executive      which she has been associated in a substantially
Vice President of the         similar capacity to her current position since
Adviser                       prior to 2003. In February 2007, she joined the
                              management team of Alliance Growth Equities as the Global Research Director and was named Global Head of Growth Equities in January 2008. For the four years prior, Ms. Shalett was Chair and Chief
                              Executive Officer of Sanford C. Bernstein LLC, the firm's institutional research brokerage business.

P. Scott Wallace; since       Senior Vice President of the Adviser, with which
December 2008; Senior Vice    he has been associated in a substantially similar
President of the Adviser      capacity to his current position since prior to
                              2003.

Vadim Zlotnikov; since        Executive Vice President of the Adviser, and
December 2008; Executive      Chief Investment Officer of Growth Equities and
Vice President of the         Head of Growth Portfolio Analytics since January
Adviser                       2008. Prior thereto, he was the Chief Investment
                              Strategist for Sanford C. Bernstein's
                              institutional research unit since prior to 2003.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.



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